Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accounts, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.

                                              /s/ ARTHUR ANDERSEN LLP



Boston, Massachusetts
May 13, 1998